UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): September 29, 2000


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                               1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                           46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)

Item 5: Other Events

On September 29, 2000, Conseco, Inc. issued a press release which is attached as Exhibit 99.



Item 7(c).  Exhibits.

     99    Press release of Conseco, Inc. issued on September 29, 2000


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONSECO, INC.

DATE:  September 29, 2000


                                        By:  /s/ James S. Adams
                                             -----------------------------------
                                             Name:   James S. Adams
                                             Title:  Senior Vice President,
                                                       Chief Accounting Officer
                                                       and Treasurer